                                                                  EXECUTION COPY

================================================================================

                                ATS MEDICAL, INC.

                                 as the Company

                                       and

                                     BUYERS,

                                as defined herein

                          SECURITIES PURCHASE AGREEMENT

                           Dated as of October 6, 2005

                      6% Convertible Senior Notes due 2025
                      and Warrants to Purchase Common Stock

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1. PURCHASE AND SALE OF NOTES....................................     2
SECTION 2. BUYER'S REPRESENTATIONS AND WARRANTIES........................     4
SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................     8
SECTION 4. COVENANTS.....................................................    18
SECTION 5. TRANSFER AGENT INSTRUCTIONS...................................    23
SECTION 6. CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE...............    23
SECTION 7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.............    24
SECTION 8. INDEMNIFICATION...............................................    26
SECTION 9. MISCELLANEOUS.................................................    27

                                    SCHEDULES

Schedule A......  Company Wire Instructions
Schedule 3(a)...  Subsidiaries
Schedule 4(p)...  Buyers Electing Section 4(p) Treatment

                                    EXHIBITS

Exhibit A......   Schedule of Buyers
Exhibit B......   Form of Indenture
Exhibit C......   Form of Warrant Agent Agreement
Exhibit D......   Schedule of Fees
Exhibit E......   Form of Registration Rights Agreement
Exhibit F......   Form of Irrevocable Transfer Agent Instructions
Exhibit G......   Form of Company Counsel Opinion

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of October 6, 2005, by and among ATS Medical, Inc., a Minnesota corporation (the "Company"), and the Buyers listed on the Schedule of Buyers attached hereto as Exhibit A (individually, a "Buyer" and, collectively, the "Buyers").

     THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

     A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Buyers have severally agreed to purchase in the aggregate, (i) Nineteen Million United States Dollars ($19,000,000) principal amount of the Company's 6% Convertible Senior Notes due 2025 (such Convertible Senior Notes, substantially in the form attached as Exhibit A to the Indenture (as defined below), as such form of Note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Initial Notes"), which shall be convertible into shares of the common stock, $0.01 par value per share (the "Common Stock"), of the Company (as converted, the "Initial Conversion Shares"), and (ii) Warrants (such Warrants, substantially in the form attached as Exhibit A to the Warrant Agent Agreement (as defined below), as such Form of Warrant may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Initial Warrants") to purchase 1,140,000 shares of Common Stock (as exercised, the "Initial Warrant Shares"). The Initial Notes will be issued pursuant to an Indenture, dated as of October 7, 2005 (the "Indenture") by and between the Company and Wells Fargo Bank, National Association, as trustee (the "Trustee"), substantially in the form attached hereto as Exhibit B. The Initial Warrants will be issued pursuant to a Warrant Agent Agreement, dated as of October 7, 2005 (the "Warrant Agent Agreement") by and between the Company and Wells Fargo Bank, National Association, as warrant agent (the "Warrant Agent"), substantially in the form attached hereto as Exhibit C.

     B. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit E (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Registration Rights Agreement") pursuant to which the Company has agreed to provide the Buyers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, on the terms and subject to the conditions set forth therein.

     NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

     SECTION 1. PURCHASE AND SALE OF NOTES.

     (a) Purchase of Notes and Warrants.

     (1) Subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally and not jointly agrees to purchase from the Company, the respective principal amount of Initial Notes, together with the related Initial Warrants, set forth opposite such Buyer's name on the Schedule of Buyers attached hereto as Exhibit A (the "Initial Closing"). The Company shall issue to each Buyer One Thousand United States Dollars ($1,000) principal amount of Initial Notes and Initial Warrants to purchase approximately 60 Initial Warrant Shares for each One Thousand United States Dollars ($1,000) tendered by each such Buyer.

     (2) The Company hereby grants the Buyers an option to purchase, severally and not jointly, (A) up to an additional Four Million Seven Hundred Fifty Thousand United States Dollars ($4,750,000) aggregate principal amount of 6% Convertible Senior Notes due 2025 (such Convertible Senior Notes, substantially in the form attached as Exhibit A to the Indenture, as such form of Note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Additional Notes" and, together with the Initial Notes, the "Notes"), which shall be convertible into shares of Common Stock (as converted, the "Additional Conversion Shares"), and (B) Warrants (such Warrants, substantially in the form attached as Exhibit A to the Warrant Agent Agreement, as such Form of Warrant may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Additional Warrants" and, together with the Initial Warrants, the "Warrants") to purchase 285,000 shares of Common Stock (as exercised, the "Additional Warrant Shares"). The Additional Notes will be issued pursuant to the Indenture, and the Additional Warrants will be issued pursuant to the Warrant Agent Agreement. For purposes of this Agreement, the term "Conversion Shares" refers to Initial Conversion Shares and Additional Conversion Shares, collectively, and the term "Warrant Shares" refers to Initial Warrant Shares and Additional Warrant Shares, collectively.

     Each Buyer may exercise this right at any time between the Closing Date (October 7, 2005) and the one hundred and twentieth (120th) calendar day following such Closing Date (such period of time being the "Option Period") by giving written notice of election to exercise this option (such notice of election being the "Option Exercise Notice") prior to 5:00 p.m., Minneapolis, Minnesota local time, on any Business Day during such Option Period. Any Option Exercise Notice shall specify the principal amount of Additional Notes and the number of Additional Warrants to be purchased by the Buyer; provided that any Buyer may not purchase more than its pro rata portion of Additional Notes and Additional Warrants, based on the proportion of the principal amount of the Initial Notes set forth opposite the name of such Buyer on the Schedule of Buyers attached hereto as Exhibit A to the aggregate principal amount of Initial Notes issued on the Closing Date. The purchase price of the Additional Notes and the Additional Warrants shall be the aggregate principal amount of the Additional Notes to be purchased plus accrued interest on the Additional Notes from the Closing Date through the Option Closing Date.

     (b) The Initial Closing and the Option Closing.

     (1) The date and time of the Initial Closing (the "Closing Date") shall be 10:00 a.m., Minneapolis, Minnesota local time, on October 7, 2005, subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement. The Initial Closing shall occur on the Closing Date at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402.

     (2) The payment for and delivery of the Additional Notes and the Additional Warrants for which the Buyers have delivered timely Option Exercise Notices (the "Option Closing") shall occur before 11:00 a.m., Minneapolis, Minnesota local time, three (3) Business Days after the later of (A) the expiration of the Option Period and (B) the Postponement Termination Date, if any (the "Option Closing Date"). Notwithstanding anything to the contrary herein, the Company may delay the Option Closing for a period not to exceed sixty (60) days (the "Postponement Period") if, in the Company's good faith judgment, the disclosure of any material non-public information or pending development concerning the Company of which the Company is aware at the end of the Option Exercise Period and/or on the original date set for the Option Closing Date, is determined to not be in the best interests of the Company; provided, however, that the Company shall promptly notify the Buyers in writing (the "Postponement Notice") of (A) the existence of such material non-public information or pending development giving rise to a Postponement Period (provided that the Company shall not disclose the content of such material non-public information or pending development to such Buyers) and (B) the date on which the Postponement Period is scheduled to end. For purposes of determining the length of the Postponement Period, which may not exceed sixty (60) days, the Postponement Period shall be deemed to begin on and include the original date set for the Option Closing Date and shall end on and include the earlier of (x) the date stated in the Postponement Notice as the end of the Postponement Period or (y) to the extent considered appropriate by the Company in its sole discretion, any other date as to which the Company may advise the Buyers in writing (such notice being the "Postponement Termination Notice") after the Company's provision of the notices described above (the "Postponement Termination Date"); provided that any Buyer which has submitted an Option Exercise Notice may withdraw its Option Exercise Notice by notifying the Company in writing of such Buyer's withdrawal at any time after the delivery of the Postponement Notice by the Company but before 5:00 p.m., Minneapolis, Minnesota local time, on the date which is one (1) Business Day after the Postponement Termination Date.

     (c) Form of Payment. On the Closing Date and the Option Closing Date, if any, (i) each Buyer shall pay the Company for the Notes and the related Warrants to be issued and sold to such Buyer on the Closing Date, or the Option Closing Date, as the case may be, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule A, (ii) the Company shall reimburse each Buyer for its reasonable expenses to the extent required by Section 4(i) of this Agreement, and (iii) the Company shall issue to each Buyer properly authenticated Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) representing the principal amount of Notes which such Buyer is then purchasing hereunder, along with Warrants representing the related number of Warrant Shares, duly executed on behalf of the Company and registered in the name of such Buyer, provided, that Notes eligible for services through The Depository Trust Company ("DTC") shall be issued, countersigned, registered and delivered in global certificate form through the facilities at DTC in such names and denominations as each Buyer shall specify.

     SECTION 2. BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer represents and warrants to the Company with respect to only itself that as of the date hereof:

     (a) Investment Purpose. Such Buyer is acquiring the Notes and the Warrants for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Notes, the Conversion Shares, the Warrants and the Warrant Shares (collectively, the "Securities") for any minimum or other specific term and reserves the right to dispose of the Securities at any time; provided, further, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

     (b) Accredited Investor and Qualified Institutional Buyer Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and a "qualified institutional buyer" as that term is defined in Rule 144A(a) under the Securities Act as of the date of this Agreement and was not organized for the specific purpose of acquiring the Securities.

     (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein and in the applicable Note or Warrant in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

     (d) Information. Such Buyer believes it (i) has been furnished with or believes it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, including a copy of the Confidential Private Placement Memorandum, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, (iii) can bear the economic risk of a total loss of its investment in the Securities and (iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company's representations and warranties contained in this Agreement or any other Transaction Document and the Buyer's right to rely thereon.

     (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (f) Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act. In that connection, such Buyer is aware of Rule 144 under the Securities Act and the restrictions imposed thereby.

     (g) Legends.

     (1) Such Buyer understands that, until the expiration of the holding period applicable to sales thereof under Rule 144(k) (or any successor provision), any certificate evidencing such Notes and any certificate evidencing such Warrants (and all securities issued in exchange therefor or in substitution thereof, other than Common Stock, if any, issued upon conversion thereof (in the case of a Note) or upon exercise thereof (in the case of a Warrant), which shall bear the legend set forth in Section 2(g)(2) of this Agreement, if applicable) shall bear a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall issue a new Note or Warrant, as appropriate, of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if such Notes or Warrants, as appropriate, are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company, if so requested, with an opinion of counsel reasonably acceptable to the Company to the effect that such sale, assignment or transfer of the Notes or Warrants, as appropriate, may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Securities has not been an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three
(3) months.

     (2) Such Buyer understands that any stock certificate representing Conversion Shares or Warrant Shares shall bear a legend in substantially the following form (unless (i) such Conversion Shares or Warrant Shares have been transferred or sold pursuant to an effective registration statement, (ii) such Conversion Shares or Warrant Shares, as appropriate, have been transferred or sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act, (iii) such Conversion Shares or Warrant Shares, as appropriate, may be transferred pursuant to Rule 144(k) under the Securities Act, or (iv) unless otherwise agreed by the Company in writing with written notice to the transfer agent):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall issue the relevant Securities without such legends to the holder of the Securities upon which it is stamped, (i) if such Securities are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company, if so requested, with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Securities has not been an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three
(3) months.

     Notwithstanding the foregoing, the Company agrees that it will issue stock certificates representing Conversion Shares or Warrant Shares without the legends shown above in this Section 2(g)(2) if, at the time of such issuance,
(i) such Shares are registered for resale under the Securities Act pursuant to an effective registration statement filed by the Company, and (ii) the Buyer to whom such Shares are to be issued has provided representations to the Company, in a form reasonably acceptable to the Company, to the effect that such Shares will only be sold either in accordance with the requirements for sale pursuant to such registration statement, including the prospectus delivery requirement, or in accordance with the provisions of Rule 144.

     (3) Such Buyer understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year or three-month periods under Rule 144(k) (or the corresponding periods under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to "two (2) years" or the "two-year period" and to "three (3) months" shall be deemed for all purposes of this Agreement to be references to such changed period or periods, and (ii) all corresponding references in the Notes and Warrants shall be deemed for all purposes to be references to the changed period or periods, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

     (h) Authorization; Enforcement; Validity. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (i) Residency. Such Buyer is a resident of that country or state specified in its address on the Schedule of Buyers attached hereto as Exhibit A.

     (j) No Conflicts. The execution and performance of this Agreement and the Registration Rights Agreement do not conflict with any agreement to which such Buyer is a party or is bound thereby, any court order or judgment addressed to such Buyer, or the constituent documents of such Buyer.

     (k) Conversion/Exercise Limitation. (A) Subject to Buyer's election on the signature pages hereto to be governed by this Section 2(k)(A), each Buyer hereby agrees that in no event will it convert any of the Notes or exercise of any of the Warrants in excess of the number of such Notes or Warrants, upon the conversion or exercise of which (x) the number of shares of Common Stock beneficially owned by such Buyer (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(k)(A)) plus
(y) the number of shares of Common Stock issuable upon the conversion of such Notes and the exercise of such Warrants, would be equal to or exceed 9.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion or exercise), it being the intent of the Company and the Buyers that no Buyer electing to be governed by this Section 2(k)(A) be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). To the extent that the limitation contained in this Section 2(k)(A) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Buyer's determination of whether the Notes are convertible and whether the Warrants are exercisable pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) or the Exercise Notice (as that term is defined in the Warrant) by the Buyer shall be deemed to be the Buyer's representation that the Notes or the Warrants specified therein are convertible or exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Buyer to convert the Notes or exercise the Warrants at such time as the conversion or exercise thereof will not violate the provisions of this Section 2(k)(A). Notwithstanding anything to the contrary, this Section 2(k)(A) shall not apply to a Buyer who has elected to opt out of the application of this Section by so indicating in the signature page.

     (B) Subject to Buyer's election on the signature pages hereto to be governed by this Section 2(k)(B), each Buyer hereby agrees that in no event will it convert any of the Notes or exercise any of the Warrants in excess of the number of such Notes or Warrants, upon the conversion or exercise of which (x) the number of shares of Common Stock beneficially owned by such Buyer (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(k)(B)) plus (y) the number of shares of Common Stock issuable upon the conversion of such Notes and the exercise of the Warrants, would be equal to or exceed 4.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the Buyers that no Buyer electing to be governed by this Section 2(k)(B) be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 2(k)(B) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Buyer's determination of whether the Notes are convertible and whether the Warrants are exercisable pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) or the Exercise Notice (as that term is defined in the Warrant) by the Buyer shall be deemed to be the Buyer's representation that the Notes or the Warrants specified therein are convertible or exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Buyer to convert the Notes or exercise the Warrants at such time as the conversion or exercise thereof will not violate the provisions of this Section 2(k)(B). Notwithstanding anything to the contrary, this Section 2(k)(B) shall not apply to a Buyer who has elected to opt out of the application of this Section by so indicating in the signature page.

     (l) Additional Acknowledgement. Each Buyer acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Indenture, the Warrant Agent Agreement, the Notes, the Registration Rights Agreement and the Warrants, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Buyer, and that it is not acting in concert with any other Buyer in purchasing the Securities offered hereunder. The Buyers and, to its knowledge, the Company agree that the Buyers have not taken any actions that would cause such Buyers to be deemed as members of a "group" for purposes of Section 13(d) of the Exchange Act.

     The Buyer's representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Notes and Warrants pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company shall not rely on such representations and warranties for any other purpose.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent and each of the Buyers that as of the date hereof:

     (a) Organization and Qualification. The Company and its Subsidiaries (as defined below) are corporations, partnerships or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or organized, and have the requisite corporate, limited liability company or partnership power and authorization to own their properties and to carry on their business as now being conducted. Copies of the Company's Articles of Incorporation and Bylaws, and all amendments thereto, have been filed as exhibits to the Company's SEC Documents (as defined in Section 3(f) of this Agreement), are in full effect and have not been modified. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted and proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, other than any effect relating to or resulting from (i) the economy or the financial markets in general, (ii) the industry in which the Company and its Subsidiaries operate in general, or (iii) the announcement of the transaction contemplated hereby. "Subsidiary" means any entity in which the Company, directly or indirectly, owns or controls a majority of the ordinary voting power, capital stock or other equity or similar interests. The Company's "Subsidiaries" are set forth on Schedule 3(a), and the Company's "Significant Subsidiaries" are separately identified on that Schedule.

     (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Warrant Agent Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5 of this Agreement) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue and sell the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance and repayment of the Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the issuance of the Warrants and the reservation for issuance and the issuance of the Warrant Shares upon exercise of the Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required of the Company's Board of Directors or shareholders (other than the Shareholder Approval, as defined in Section 4(h) below). The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     (c) Capitalization. Except for any shares issued or issuable pursuant to employee benefit plans disclosed in the Company's SEC Documents, the capitalization of the Company is as described in the Company's SEC Documents. All of the Company's outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable and were issued in accordance with applicable federal and state securities laws. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for trading on the Principal Market (as defined in Section 4(f) of this Agreement). Except for rights created pursuant to the Transaction Documents and as set forth in the SEC Documents, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances created by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries (other than any such options, warrants, scrip, rights, calls, commitments, securities, understandings and arrangement outstanding under plans disclosed in the SEC Documents); (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound other than the senior credit facility under that certain Credit Agreement dated July 28, 2004, between the Company and Silicon Valley Bank, as lender, together with the documents now or hereafter related thereto (including without limitation, any guarantee agreements and any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing, increasing the amount of, or otherwise restructuring all or any portion of the indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions) (the "Senior Facility"); (iv) there are no amounts outstanding under, and there will be no amounts due upon termination of, any credit agreement or credit facility other than the Senior Facility; (v) there are no financing statements securing obligations in any amounts greater than Fifty Thousand United States Dollars ($50,000), singly, or Two Hundred Fifty Thousand United States Dollars ($250,000) in the aggregate, filed in connection with the Company or any of its Subsidiaries other than in connection with the Senior Facility; (vi) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its securities under the Securities Act (other than any such agreements or arrangements disclosed in the SEC Documents); (vii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (ix) the Company does not have any stock appreciation rights or "phantom" stock plans or agreements or any similar plan or agreement; (x) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole; and (xi) the Company does not have outstanding shareholder purchase rights or "poison pill" or any similar arrangement in effect giving any person or entity the right to purchase any equity interest in the Company upon the occurrence of certain events.

     (d) Issuance of Securities. Except to the extent that the Shareholder Approval (as defined in Section 4(h) below) is required to authorize sufficient shares for the conversion of the Notes, the Securities are duly authorized and, upon issuance in accordance with the terms of the applicable Transaction Documents, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof, other than any liens or encumbrances created by or imposed by the Buyers, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. As of the Initial Closing, 1,783,222 shares of Common Stock will have been duly authorized and reserved for issuance upon conversion of the Notes and exercise of the Warrants. Upon conversion or issuance in accordance with the terms of the Notes or upon exercise or issuance in accordance with the terms of the Warrants, as applicable, the Conversion Shares and the Warrant Shares, as the case may be, issued upon such conversion or exercise will be validly issued, fully paid and non-assessable and free from all preemptive and similar rights, taxes, liens and charges with respect to the issue thereof, other than any liens or encumbrances created by or imposed by the Buyers, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of each of the Buyers in this Agreement, the issuance by the Company of the Securities is exempt from registration under the Securities Act and applicable state securities laws. Once the Shareholder Approval (as defined in Section 4(h) below) is obtained, the Company shall reserve sufficient shares for the conversion of the Notes for which sufficient shares had not been previously reserved by the Company.

     (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Company's Articles of Incorporation or Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of any material term of or in default under its Articles of Incorporation, Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the Securities Act or as required by Blue Sky filings (but only to the extent that such filings may be made after the Initial Closing), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other person or entity in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, except to the extent that the Articles Amendment (as defined in Section 4(h) below) must be filed with the Secretary of State of the State of Minnesota. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, and copies of such consents, authorizations, orders, filings and registrations have been delivered to the Buyers. The Company is not in violation of the listing requirements of the Principal Market, and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. The Company and its Subsidiaries are not in violation of any covenants or other terms of its outstanding indebtedness for borrowed money, which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are currently unaware of any facts or circumstances which might give rise to any of the foregoing events set forth in this paragraph.

     (f) SEC Documents; Financial Statements. Since December 31, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of the date of filing of such SEC Documents, each such SEC Document complied in all material respects with the requirements of the Exchange Act applicable to such SEC Document and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended. Ernst & Young LLP is an independent registered public accounting firm as required by the Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents that have not been resolved in the ordinary course of review. No other written information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company satisfies the requirements for use of Form S-3 for registration of the resale of the Registrable Securities (as that term is defined in the Registration Rights Agreement) and does not have any knowledge or reason to believe that it does not satisfy such requirements or have any knowledge of any fact which would reasonably result in its not satisfying such requirements. The Company is not required to file and will not be required to file, any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the Commission under the Exchange Act, except for those Transaction Documents required to be filed upon execution and delivery. Except for the issuance of the Notes and the Warrants contemplated by this

Agreement, no event, liability, development or circumstance has occurred or exists, or is currently contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent registered public accounting firm will withhold its consent to the inclusion of its audit opinion concerning the Company's financial statements which shall be included in the Registration Statement (as such term is defined in the Registration Rights Agreement).

     (g) Absence of Litigation. Except as disclosed in the sections titled "Legal Proceedings" in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation ("Material Litigation") before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened in writing against the Company or any of its Subsidiaries or any of the Company's or the Subsidiaries' officers or directors in their capacities as such that would have a Material Adverse Effect. The Company believes it has set aside on its books provisions reasonably adequate for the payment of all judgments, damages, costs, and expenses arising out of its pending Material Litigation and has appropriately accounted for such reserves under GAAP.

     (h) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (i) Intellectual Property Rights. The Company and its Subsidiaries own, possess, license or can acquire or make use of on reasonable terms, adequate rights or licenses to use all trademarks, trade names, trade dress, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, technology licenses, approvals, governmental authorizations, trade secrets, and other intellectual property rights (collectively, "Intellectual Property") necessary to conduct their respective businesses as now conducted and as currently contemplated to be conducted by them as described in the SEC Documents, except where the failure to currently own or possess Intellectual Property would not have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property rights of others, or of any development of similar or identical trade secrets or technical information by others that would have a material adverse effect. There is no claim, action or proceeding being made by the Company or its Subsidiaries regarding the Intellectual Property rights of the Company or its Subsidiaries or to the Company's knowledge, brought or currently threatened against the Company or its Subsidiaries regarding the Intellectual Property rights of or the use of any Intellectual Property by the Company or its Subsidiaries of any third party that, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (j) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commensurate with similarly situated companies engaged in similar businesses as the Company and its Subsidiaries.

     (k) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (the "Permits"), except where the failure to possess such Permits would not have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or material modification of any such Permit.

     (l) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns are accurate and complete in all material respects, (ii) has paid all taxes and other governmental assessments and charges due with respect to the periods covered by such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books in accordance with GAAP, and (iii) has paid or set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. Except as disclosed in the SEC Documents, there are no unpaid taxes or assessments for tax deficiencies that are individually or in the aggregate material in amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim, and there are no audits in progress with respect to any tax returns, no extension of time is in force with respect to any date on which any tax return was or is to be filed, and no waiver or agreement is in force for the extension of time for the assessment or payment of any tax. Except as disclosed in the SEC Documents, all provisions for tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Company's financial statements and made in accordance with GAAP consistently applied, and all liabilities for taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Closing Date have been adequately disclosed in the Company's financial statements.

     (m) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, the laws of the state of its incorporation or the laws of any other state which is applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyers' ownership, voting or disposition of the Securities.

     (n) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (o) Confidential Private Placement Memorandum. The information supplied by the Company for inclusion or incorporation by reference in the Confidential Private Placement Memorandum dated as of October 6, 2005 (the "Confidential Private Placement Memorandum") in connection with the offering does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time prior to the Closing Date, any event with respect to the Company shall occur which is required to be described in the Confidential Private Placement Memorandum, such event shall be so described, and an appropriate amendment or supplement shall be prepared by the Company.

     (p) Transactions With Affiliates. Except as disclosed in the SEC Documents, other than the grant of stock options granted pursuant to the Company's employee benefit plans, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than in connection with the provision of services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, such that the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

     (q) Brokers and Finders. Except for fees payable to the Placement Agent as placement agent, no brokers, finders or financial advisory fees or commissions will be payable by the Company (or by any Buyer as a result of any actions taken by the Company) with respect to the transactions contemplated by this Agreement.

     (r) Absence of Certain Changes. Except as disclosed in the SEC Documents available on the EDGAR system, since December 31, 2004, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

     (s) No Material Non-Public Information. Except for the issuance of the Securities and the transactions contemplated by this Agreement (which such information shall be fully disclosed in the Current Report on Form 8-K filed pursuant to Section 4(g)(1) hereof) and any additional information provided to any Buyer subject to the terms of a non-disclosure agreement relating specifically to such information, the Company has not provided the Buyers with, and the Confidential Private Placement Memorandum does not contain, material non-public information.

     (t) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 2.

     (u) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement, the Indenture and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Warrant Agent Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     (v) Insolvency. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Initial Closing and the Option Closing, will not be Insolvent (as defined below). For purposes of this Section 3(v), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total debt, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

     (w) Employee Relations.

     (1) Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

     (2) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (x) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except as provided in the SEC Documents or the Senior Facility and except for such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

     (y) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (z) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

     (aa) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,

(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.

     (bb) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective with respect to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective with respect to the Company as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

     SECTION 4. COVENANTS.

     (a) Obligations. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Securities as required under Regulation D and to provide, upon request, a copy thereof to each Buyer. The Company shall, on or before the Closing Date and on or before the Option Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Initial Closing and the Option Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), in those jurisdictions identified by the Buyers and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date and the Option Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date and the Option Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

     (c) Reporting Status. With a view to making available to the Investors (as that term is defined in the Registration Rights Agreement) the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company shall:
(i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to each Investor, so long as such Investor owns Registrable Securities (the "Reporting Period"), promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company,
(C) the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act, and (D) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     (d) Use of Proceeds. The Company intends to use the net proceeds from the sale of the Notes and the Warrants as described in the Confidential Private Placement Memorandum.

     (e) Reservation of Shares. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares, reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares upon conversion of all of the Notes and the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on conversions or exercise; provided that until such date, if any, after the date hereof, as the shareholders of the Company approve an increase in the authorized capital stock of the Company such that there are sufficient shares therefor (the "Approval Date"), the number of shares required to be reserved for conversion of the Notes shall be reduced to the total number of the Company's authorized but unissued shares that, as of the date hereof, are available for issuance and have not been reserved by the Company's Board of Directors for a specific purpose as of the date hereof including issuance under any existing stock option or other equity plan of the Company or other obligation of the Company to issue shares of Common Stock (including the Warrants).

     (f) Listing. The Company shall promptly use its best efforts to secure the listing of all of the Conversion Shares and the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable under the terms of the Transaction Documents. So long as any Securities are outstanding, the Company shall maintain the Common Stock's authorization for quotation or listing on The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange, Inc. ("AMEX") or The Nasdaq National Market or SmallCap Market ("NASDAQ") (as applicable, the "Principal Market"). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

     (g) Filing of Form 8-K. On or before 8:30 a.m., New York Time, on the Business Day following the Closing Date, the Company shall issue a press release announcing the transactions contemplated hereby. The Company shall use reasonable efforts within one Business Day (as defined below) after the public announcement of the transactions contemplated hereby to file (i) a Current Report on Form 8-K with the Commission furnishing as an exhibit to such Current Report on Form 8-K the press release announcing the signing of this Agreement after the issuance of such press release, and (ii) a Current Report on Form 8-K (which may be the same Form 8-K described in clause (i) above) with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K (A) this Agreement and the Exhibits hereto, (B) the form of Note, (C) the form of Warrant, (D) the Registration Rights Agreement, (E) the form of Indenture, and (F) the form of Warrant Agent Agreement, each in the form required by the Exchange Act; provided, however, that no references to the names of the Buyers shall be included in any press release filed in connection with the transactions contemplated hereby. "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are required by law to remain closed.

     (h) Shareholder Approval. In the event that Shareholder Approval (as defined below) is required (i) pursuant to the rules of the Principal Market for the issuance of a number of Conversion Shares or Warrant Shares greater in the aggregate than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date (the "19.99% Rule"), or (ii) to amend the Company's Articles of Incorporation (the "Articles Amendment") to increase the number of authorized shares so that they are sufficient to allow for the reservation and issuance of one hundred five percent (105%) of the Conversion Shares, then, in the case of the 19.99% Rule, the Company shall provide each shareholder entitled to vote at the next meeting of shareholders of the Company (which meeting shall occur on or before ninety (90) days from the date of such determination), a proxy statement, and, in the case of the Articles Amendment, the Company shall provide each shareholder entitled to vote at the next annual meeting of shareholders of the Company (which meeting shall occur on or before June 30, 2006) (the "2006 Annual Meeting") a proxy statement, each soliciting each such shareholder's affirmative vote at such shareholder meeting for approval of such issuance or such amendment (such affirmative approval being referred to herein as the "Shareholder Approval"), and the Company shall use its best efforts to obtain such Shareholder Approval. Such proxy statements shall have been previously reviewed by the Placement Agent, the Buyers and a counsel of their choice. If the Articles Amendment is not approved by the Company's shareholders at the 2006 Annual Meeting, the Company shall use its best efforts to obtain Shareholder Approval of the Articles Amendment at the Company's annual meeting of shareholders in 2007 (which meeting shall occur on or before June 30, 2007).

     (i) Expenses. Subject to Section 9(n) of this Agreement, at the Initial Closing, the Company shall reimburse the Buyers for the fees and expenses of Buyers' counsel incurred in connection with the consummation of the transactions contemplated by this Agreement, up to a maximum of $40,000, which amount shall be paid by the Company to the Buyers concurrently with the Company's receipt of the purchase price at the Initial Closing and shall be allocated pro rata among the Buyers based on the respective principal amount of Initial Notes set forth opposite such Buyer's name on the Schedule of Buyers attached hereto as Exhibit A.

     (j) Additional Securities. For so long as any Buyer beneficially owns any Securities, the Company will not issue any Notes or Warrants other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes.

     (k) Tax Matters. If the Company shall be required to withhold or deduct any tax or other governmental charge from any payment made hereunder or under any Note to any Buyer, then, subject to the last sentence of this Section 4(k), the Company shall pay to such Buyer such additional amounts as are necessary such that such Buyer actually receives the amount such Buyer would have received if no such withholding or deduction had been required. If any Buyer is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-United States Buyer"), such Buyer shall deliver to the Company either (i) two (2) copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or (ii) in the case of a Non-United States Buyer claiming exemption from United States

Federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code") with respect to payments of "portfolio interest", a certificate in form and substance reasonably acceptable to the Company representing that such Non-United States Buyer is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code), together with Internal Revenue Service Form W-8 or W-9, as applicable, in all cases such forms and other documents being properly completed and duly executed by such Non-United States Buyer claiming complete exemption from United States Federal withholding tax on payments of interest by the Company (or accruals of original issue discount) under the Notes. In addition, each Buyer that is not otherwise exempt from "back-up withholding" shall deliver to the Company properly completed and duly executed Internal Revenue Service Form W-8 or W-9 indicating that such Buyer is subject to "back-up withholding" for United States Federal income tax purposes. The forms and other documents required to be delivered pursuant to the two preceding sentences shall be delivered within ten (10) days after the Closing Date and, if requested by the Company, any Option Closing Date. The Company shall not be required to pay any additional amounts (x) to any Non-United States Buyer in respect of United States Federal withholding tax or (y) to any Buyer in respect of United States Federal "back-up withholding" tax to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-United States Buyer or Buyer, as the case may be, to comply with the provisions of this
Section 4(k).

     (l) Violation of Laws. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

     (m) Limits on Additional Issuances. The Company shall not, in any manner, until the later of (i) 180 days after the Initial Closing or (ii) the date on which the Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective by the Commission, issue or sell any Common Stock or rights, warrants or options to subscribe for or purchase Common Stock or any security directly or indirectly convertible into or exchangeable or exercisable for Common Stock (the "Equity Limitation"). The Equity Limitation shall not apply (i) to the issuance of the Additional Notes and the Additional Warrants, (ii) to the issuance of Conversion Shares or Warrant Shares, as the case may be, pursuant to the Notes or the Warrants, (iii) to the issuance of securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, provided such securities, warrants and options are not amended after the date hereof, (iv) if holders representing a majority of the outstanding principal amount of the Notes give their prior written consent to such issuance or sale, (v) if the issuance is pursuant to employee benefits plans approved by the Company's Board of Directors, (vi) to the filing of a Registration Statement on Form S-8, (vii) if the securities are issued for consideration other than cash in connection with a bona fide business acquisition by the Company whether by merger, consolidation, purchase of assets, sale or exchange of stock or otherwise, or (viii) if the issuance is in connection with a (A) commercial banking arrangement, (B) equipment financing,
(C) sponsored research, (D) collaboration, (E) technology licensing,

(F) development agreement or (G) other strategic partnership; provided, however, that with respect to (C) through (G) hereof, the primary purpose of such transaction is not to raise equity capital.

     (n) CUSIP Numbers. The Company in issuing the Securities shall use "CUSIP" numbers (if then generally in use), and shall use such "CUSIP" numbers in notices to holders as a convenience to holders thereof; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice to such holders and that reliance may be placed only on other identification numbers printed on such Securities, and any such Company action referenced in such notice (including, without limitation, redemption or automatic conversion of Notes) shall not be affected by any defect in or omission of such numbers.

     (o) [Reserved].

     (p) Nonpublic Information. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide those Buyers listed on Schedule 4(p) with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Form 8-K(s) with the SEC pursuant to Section 4(g) hereof without the express written consent of such Buyers; provided, however, that the foregoing shall not restrict in any way the distribution of any information to any such Buyers by the Company or its Subsidiaries and its and each of their respective officers, directors, employees and agents (i) as reasonably required by the terms of the Transaction Documents or (ii) in connection with any request by or on behalf of the Company to waive, amend or modify any provision of the Transaction Documents.

     (q) PORTAL Market. The Company will use its best efforts to permit the Notes to be designated securities eligible for trading in The Portal Market in accordance with the rules and regulations adopted by the NASD relating to trading in The Portal Market and to permit the Notes to be eligible for clearance and settlement through the Depository Trust Company.

     (r) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Except as provided by the Transaction Documents, each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

     SECTION 5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or their respective nominee(s), for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by a Buyer to the Company upon conversion of the Notes or exercise of the Warrants, as applicable and in accordance with their respective terms (the "Irrevocable Transfer Agent Instructions"), substantially in the form attached hereto as Exhibit F. Prior to transfer or sale pursuant to a registration statement or Rule 144 under the Securities Act of the Conversion Shares and the Warrant Shares, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement except as otherwise provided herein. The Company represents and warrants that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Notes, the Indenture, the Warrants, the Warrant Agent Agreement and the Registration Rights Agreement. Subject to the Indenture and the Warrant Agent Agreement, if a Buyer provides the Company with an opinion of counsel, in form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities has been made without registration under the Securities Act or that the Securities can be sold pursuant to Rule 144(k) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, and provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     SECTION 6. CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The obligation of the Company to issue and sell the Notes and the Warrants to each respective Buyer at the Initial Closing or the Option Closing, as the case may be, is subject to the satisfaction, at or before the Closing Date or the Option Closing Date, as the case may be, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing such Buyer with prior written notice thereof:

     (a) Transaction Documents. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

     (b) Payment of Purchase Price. Such Buyer shall have delivered to the Company the purchase price for the Notes and the Warrants being purchased by such Buyer at the Initial

Closing or the Option Closing, as the case may be, by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

     (c) Representations and Warranties; Covenants. The representations and warranties of such Buyer shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made, and as of the Closing Date or the Option Closing Date, as the case may be, as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and such Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date or the Option Closing Date, as the case may be.

     SECTION 7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The several obligations of each Buyer hereunder to purchase the Notes and the Warrants from the Company at the Initial Closing or the Option Closing, as the case may be, is subject to the satisfaction, at or before the Closing Date or the Option Closing Date, as the case may be, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

     (a) Transaction Documents. The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer. The Trustee shall have executed and delivered the Indenture to the Company. The Warrant Agent shall have executed and delivered the Warrant Agent Agreement to the Company.

     (b) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

     (c) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of this Agreement, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made, and as of the Closing Date or the Option Closing Date, as the case may be, as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date or the Option Closing Date, as the case may be. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date or the Option Closing Date, as the case may be, to the foregoing effect.

     (d) Opinion of Counsel. The Company shall have delivered to such Buyer the opinion of Dorsey & Whitney LLP, dated as of the Closing Date or the Option Closing Date, as the case may be, in the form of Exhibit G attached hereto.

     (e) Delivery of Notes and Warrants. The Company shall have executed and delivered to such Buyer the Notes and the Warrants (in such denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) for the Notes and the Warrants being purchased by such Buyer at the Initial Closing or the Option Closing, as the case may be.

     (f) Reservation of Common Stock. As of the Closing Date or the Option Closing Date, as the case may be, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, the number of shares of Common Stock necessary for the conversion of the Notes and the exercise of the Warrants, except to the extent that the Shareholder Approval may be required to reserve all of the Conversion Shares.

     (g) Irrevocable Transfer Agent Instructions. The Company shall have delivered the Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, to the Company's transfer agent.

     (h) Good Standing Certificate. The Company shall have delivered to the Placement Agent (i) a certificate evidencing the incorporation and good standing of the Company in Minnesota issued by the Secretary of State of the State of Minnesota as of a recent date; and (ii) a certificate of good standing (or appropriate counterpart) from the appropriate governmental authority in each domestic jurisdiction in which Significant Subsidiaries are incorporated or organized as of a recent date.

     (i) Secretary's Certificate. The Company shall have delivered to such Buyer a secretary's certificate, dated as of the Closing Date or the Option Closing Date, as the case may be, certifying as to (i) adoption of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement and in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Initial Closing or the Option Closing, as the case may be.

     (j) Filings; Authorizations. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents and such authorizations, approvals and permits shall be effective as of the Closing Date or the Option Closing Date, as the case may be.

     (k) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

     (l) No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date, or between the time of execution of this Agreement and the Option Closing Date, as the case may be, (i) no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business) and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

     (m) Payment of Fees. The Company shall have satisfied its obligations under
Section 9(o) of this Agreement.

     (n) Minimum Offering. The Company shall have confirmed in writing to the Buyers that it will be issuing at least an aggregate of $19,000,000 principal amount of Notes and Warrants to the Buyers on the Closing Date.

     (o) No Stop Orders. No stop order or suspension of trading shall have been imposed by the Principal Trading Market, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

     SECTION 8. INDEMNIFICATION.

     (a) Indemnification by the Company. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and the Placement Agent's agreement to act as exclusive placement agent and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Placement Agent and each Buyer and each other holder of the Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (collectively, "Claims"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) an untrue statement or alleged untrue statement of a material fact contained in the Confidential Private Placement Memorandum, or in any amendment or supplement thereto, or in any Blue Sky filings executed by the Company or based on any information furnished in writing by the Company and filed in any jurisdiction in order to qualify any or all of the Securities under (or obtain exemption from) the securities laws thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any breach of any representation, warranty, covenant or agreement made by the Company in the Transaction Documents or other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims which is permissible under applicable law. Subject to Section 8(b) of this Agreement, the Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with the investigating or defending any such Claim.

     (b) Procedures for Indemnification. Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 8, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Securities to which the Claim relates. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim, action and proceeding. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is materially prejudiced in its ability to defend such action.

     (c) Survival of Representations and Warranties; Indemnification Obligations. The representations and warranties of the Buyers and the Company set forth herein and the obligations of the Company under this Section 8 shall survive the transfer of the Securities by the Indemnitees.

     SECTION 9. MISCELLANEOUS.

     (a) Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     (b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (c) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (d) Entire Agreement. This Agreement, the Registration Rights Agreement, the Indenture, the Warrant Agent Agreement, the Notes and the Warrants and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement, the Indenture, the Warrant Agent Agreement, the Notes and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     (e) Consents. All consents and other determinations required to be made by Buyers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Buyers holding at least a majority of the Conversion Shares and the Warrant Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares and all Warrants then outstanding have been exercised for Warrant Shares without regard to any limitations on conversion of the Notes or on the exercise of the Warrants.

     (f) Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Buyers holding at least a majority of the Conversion Shares and the Warrant Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares and all Warrants then outstanding have been exercised for Warrant Shares without regard to any limitations on the conversion of the Notes or on the exercise of the Warrants. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any holder of any Securities to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is offered to all of the holders of such Securities.

     (g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) one
(1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          ATS Medical, Inc.
          3905 Annapolis Lane, Suite 105
          Minneapolis, Minnesota 55447
          Telephone: (763) 553-7736
          Facsimile: (763) 557-2244
          Attention: Mr. John R. Judd

     with a copy to:

          Dorsey & Whitney LLP
          50 South Sixth Street, Suite 1500
          Minneapolis, Minnesota 55402
          Telephone: (612) 340-2600
          Facsimile: (612) 340-2868
          Attention: Timothy S. Hearn, Esq.

     If to the Placement Agent:

          Piper Jaffray & Co.
          345 California Street, Suite 2100
          San Francisco, California 94104
          Telephone: (415) 984-5126
          Facsimile: (415) 984-5121
          Attention: Mr. Eric Alt

     with a copy to:

          Latham & Watkins LLP
          650 Town Center Drive, 20th Floor
          Costa Mesa, California 92626
          Telephone: (714) 540-1235
          Facsimile: (714) 755-8290
          Attention: R. Scott Shean, Esq.

     If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     (h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (i) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person other than the Placement Agent.

     (j) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (k) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, to the extent provided below, purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Notes including by merger or consolidation, except pursuant to a Change of Control (as defined in the Notes) with respect to which the Company is in compliance with the terms of the Notes. Other than in connection with a sale pursuant to the Registration Rights Agreement, a Buyer may assign some or all of its rights and obligations hereunder without the consent of the Company; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and provided, further, that such assignment shall be in connection with a transfer of all or a portion of the Notes and the Warrants held by such Buyer and subject to the terms and conditions of the Notes and the Warrants, as applicable; and provided further that, notwithstanding the foregoing, the representations, warranties and indemnification obligation of the Company under this Agreement shall only be made to and inure to the benefit of the initial Buyers and the Placement Agent.

     (l) [Reserved]

     (m) Publicity. The Company and the Placement Agent shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents; provided, however, that neither the Company nor the Placement Agent shall have the right to issue a press release referring to a Buyer or its affiliates without such Buyer's prior written consent. The Placement Agent have the right to describe their services to the Company in connection with the offering and to reproduce the Company's name and logo in the Placement Agent's advertisements, marketing materials and equity research reports, if any, in the form previously approved by the Company and subject to the prior approval of the Company, which shall not be unreasonably withheld, such additional uses as the Placement Agent may from time to time request.

     (n) Termination. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the nonbreaching party's failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party, and the Company or the Placement Agent, as the case may be, shall return any and all funds paid hereunder to the applicable Buyer no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 9(n), the Company shall remain obligated to reimburse any nonbreaching Buyer for the expenses described in Section 4(i) of this Agreement.

     (o) Placement Agent. The Company acknowledges that it has engaged Piper Jaffray & Co. (the "Placement Agent") as placement agent in connection with the sale of the Notes and the Warrants and that the compensation of such agent is as set forth on the Schedule of Fees attached hereto as Exhibit D. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

     (p) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (q) Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents, or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                        "COMPANY"

                                        ATS MEDICAL, INC.


                                        By: /s/ John R. Judd
                                            ------------------------------------
                                        Its: Chief Financial Officer
                                             -----------------------------------

ACKNOWLEDGED AND AGREED:

"PLACEMENT AGENT"

PIPER JAFFRAY & CO.


By:  /s/ Eric Alt
     --------------------------------
Its: M.D. - CONVERTIBLE SECURITIES
     --------------------------------

                    [Signatures of Buyers on Following Page]

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        SF Capital Partners Ltd.
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ Brian Davidson
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Name: Brian Davidson
                                              ----------------------------------
                                        Its: Authorized Signatory
                                             -----------------------------------


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By: /s/ Brian Davidson
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

              [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   "BUYER"

                                   Whitebox Convertible Arbitrage Partners, LP
                                   -------------------------------------------
                                   (print full legal name of Buyer)


                                   By: /s/ Andrew Redleaf
                                       ---------------------------------------
                                       (signature of authorized
                                        representative)


                                  Whitebox Convertible Arbitrage Partners, LP
                                    Whitebox Convertible Arbitrage Advisors LLC
                                      Whitebox Advisors LLC
                                        Andrew Redleaf, Managing Member of the
                                        General Partner


                                   Buyer hereby elects to be
                                   subject to Section 2(k)(A):


                                   By:
                                       ---------------------------------------
                                       (signature of authorized
                                        representative)

                                   OR


                                   Buyer hereby elects to be
                                   subject to Section 2(k)(B):


                                   By: /s/ Andrew Redleaf
                                       ---------------------------------------
                                       (signature of authorized
                                        representative)


                                  Whitebox Convertible Arbitrage Partners, LP
                                    Whitebox Convertible Arbitrage Advisors LLC
                                      Whitebox Advisors LLC
                                        Andrew Redleaf, Managing Member of the
                                        General Partner

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        Whitebox Intermarket Partners, LP
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ Andrew Redleaf
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Whitebox Intermarket Partners LP
                                           Whitebox Intermarket Advisors LLC
                                              Whitebox Advisors LLC
                                                Andrew Redleaf, Managing Member
                                                  of the General Partner


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By: /s/ Andrew Redleaf
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Whitebox Intermarket Partners LP
                                           Whitebox Intermarket Advisors LLC
                                              Whitebox Advisors LLC
                                                Andrew Redleaf, Managing Member
                                                  of the General Partner

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        HFR RVA Combined Master Trust
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ Dora Hines
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Name: Dora Hines
                                              ----------------------------------
                                        Its: for and on behalf of HFR Asset
                                             Management, LLC as attorney in fact
                                             -----------------------------------


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By: /s/ Dora Hines
                                            ------------------------------------
                                            (signature of authorized
                                             representative)
                                             Dora Hines, for and on behalf of
                                             HFR Asset Management, LLC
                                             as attorney in fact

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        DBZ Acquisition Partners II, LLC
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ David Proshan
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Name: David Proshan
                                              ----------------------------------
                                        Its:  General Counsel
                                             -----------------------------------


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By: /s/ David Proshan
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                 "BUYER"

                                 The Northwestern Mutual Life Insurance Company
                                 ----------------------------------------------
                                 (print full legal name of Buyer)


                                 By: /s/ Richard A. Strait
                                    -------------------------------------------
                                    (signature of authorized
                                    representative)


                                 Name: Richard A. Strait
                                       ----------------------------------------
                                 Its: Authorized Representative
                                      -----------------------------------------


                                 Buyer hereby elects to be
                                 subject to Section 2(k)(A):


                                 By: /s/ Richard A. Strait
                                     -----------------------------------------
                                     (signature of authorized
                                      representative)

                                 OR


                                 Buyer hereby elects to be
                                 subject to Section 2(k)(B):


                                 By:
                                     -------------------------------------------
                                     (signature of authorized
                                      representative)

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    "BUYER"

                                    Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

                                      By: RG Capital Management, L.P.

                                        By: RGC Management Company, L.L.C.

                                          By:  /s/ Gerald F. Stahlecker
                                             -------------------------------
                                             Managing Director


                                    Buyer hereby elects to be
                                    subject to Section 2(k)(A):


                                    By:
                                        ------------------------------------
                                        (signature of authorized
                                         representative)

                                    OR


                                    Buyer hereby elects to be
                                    subject to Section 2(k)(B):

                                    Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

                                      By: RG Capital Management, L.P.

                                        By: RGC Management Company, L.L.C.

                                          By:  /s/ Gerald F. Stahlecker
                                             -------------------------------
                                             Managing Director

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        CAPITAL VENTURES INTERNATIONAL
                                        By: HEIGHTS CAPITAL MANAGEMENT, INC.,
                                            its authorized agent
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ Martin Kobinger
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Name: Martin Kobinger
                                              ----------------------------------
                                        Its: Investment Manager
                                             -----------------------------------


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By: /s/ Martin Kobinger
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                        "BUYER"

                                        Smithfield Fiduciary LLC
                                        ----------------------------------------
                                        (print full legal name of Buyer)


                                        By: /s/ Adam Chill
                                            ------------------------------------
                                            (signature of authorized
                                             representative)


                                        Name: Adam Chill
                                              ----------------------------------
                                        Its: Authorized Signatory
                                             -----------------------------------


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(A):


                                        By: /s/ Adam Chill
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                        OR


                                        Buyer hereby elects to be
                                        subject to Section 2(k)(B):


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                             representative)

                                    EXHIBIT A

                               SCHEDULE OF BUYERS

                                                            DTC         PRINCIPAL     NUMBER OF
                     NAME OF BUYER                      PARTICIPANT     AMOUNT OF      INITIAL
             CONTACT INFORMATION FOR BUYER                 NUMBER     INITIAL NOTES    WARRANTS
             -----------------------------              -----------   -------------   ---------
1. SF Capital Partners, Ltd.                                 352        $4,000,000     240,000
   3600 South Lake Drive
   St. Francis, WI 53235

2. Whitebox Entities:                                        214

      -   Whitebox Convertible Arbitrage Partners, LP                   $3,300,000     198,000
      -   Whitebox Intermarket Partners, LP                             $  500,000      30,000
      -   HFR RVA Combined Master Trust                                 $  200,000      12,000
   3033 Excelsior Boulevard, Suite 300
   Minneapolis, MN 55416

3. DBZ Acquisition Partners II, LLC                          005        $3,000,000     180,000
   745 Fifth Avenue, 18th Floor
   New York, NY 10151

4. The Northwestern Mutual Life                              954        $3,000,000     180,000
      Insurance Company
   720 East Wisconsin Avenue
   Milwaukee, WI 53202

5. Radcliffe SPC, Ltd. for and on behalf                     050        $2,500,000     150,000
      of the Class A Convertible Crossover
      Segregated Portfolio
   3 Bala Plaza East, Suite 501
   Bala Cynwyd, PA 19004

6. Capital Ventures International                           5198        $1,500,000      90,000
   101 California Street, Suite 3250
   San Francisco, CA 94111

7. Smithfield Fiduciary LLC                                  352        $1,000,000      60,000
   9 West 57th Street
   New York, NY 10019

                                    EXHIBIT B

                                FORM OF INDENTURE

                                    EXHIBIT C

                         FORM OF WARRANT AGENT AGREEMENT

                                    EXHIBIT D

                                SCHEDULE OF FEES

COMPENSATION:   6% of the aggregate principal amount of Notes issued by the
                Company

                                    EXHIBIT E

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT F

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

October 7, 2005

VIA FEDERAL EXPRESS

Wells Fargo Shareowner Services
Compliance Department
161 North Concord Exchange
Saint Paul, Minnesota 55075

          Re: Reservation of Shares of Common Stock Pursuant to Sale by ATS
              Medical, Inc. of up to $23,750,000 in Aggregate Principal Amount of 6% Convertible Senior Notes due 2025 and Warrants to Purchase up to 1,425,000 Shares of Common Stock

Ladies and Gentlemen:

     ATS Medical, Inc., a Minnesota corporation (the "Company"), has agreed to sell to the buyers listed on Schedule A hereto (the "Buyers"), on the date hereof, Nineteen Million United States Dollars ($19,000,000) in aggregate principal amount of 6% Convertible Senior Notes due 2025 (the "Notes"), convertible into shares of the common stock, $0.01 par value per share (the "Common Stock") of the Company, and warrants (the "Warrants") to purchase 1,140,000 shares of Common Stock, pursuant to that certain Securities Purchase Agreement dated as of October 6, 2005, by and among the Company and each Buyer (the "Securities Purchase Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Securities Purchase Agreement.

     You are hereby instructed to:

     Establish as of the date of this letter a reserve of 286,972 shares of Common Stock for issuance to holders of Notes upon conversion of their Notes (the "Conversion Share Reserve"). The Conversion Share Reserve shall be adjusted to appropriately reflect the filing of the Articles Amendment and the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

     Establish as of the date of this letter a reserve of 1,496,250 shares of Common Stock for issuance to holders of Warrants upon exercise of their Warrants (the "Warrant Share Reserve"). The Warrant Share Reserve shall be adjusted to appropriately reflect the filing of the Articles Amendment and the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

     A registration statement on Form S-3 to register the Common Stock issuable out of the Conversion Share Reserve and the Warrant Share Reserve (the "Registration Statement") will be filed with the Securities and Exchange Commission (the "Commission") on or before November 6, 2005. We will forward to you copies of the filing promptly after it is declared or deemed effective by the Commission.

     Until the Registration Statement is declared effective by the Commission, the certificates evidencing the shares of Common Stock issued out of the Conversion Share Reserve or the Warrant Share Reserve will bear the restrictive legend set forth below:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

     So long as you have previously received (i) an opinion of the Company's outside counsel (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the Registration Statement covering the resales of the Common Stock) stating that a Registration Statement covering the resales of the Common Stock has been declared effective by the Commission under the Securities Act (the "Opinion"), (ii) a certification from the clearing broker for the Buyers as to the fact that the sale of the Common Stock was made in compliance with the Plan of Distribution set forth in the Registration Statement (the "Broker Certification"), (iii) a copy of the Registration Statement and (iv) confirmation from the Company that sales are permitted under the Registration Statement at that time, the certificates representing the Common Stock sold pursuant to the Registration Statement shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

     Without regard to whether or not a Registration Statement has ever been declared effective with respect to the shares of Common Stock, so long as you have previously received an opinion of the Company's outside counsel stating that the shares have been sold pursuant to Rule 144 or stating that the shares are eligible for resale pursuant to Rule 144(k), the certificates representing such share of the Common Stock shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

     We enclose the following additional documents:

     A copy of the Securities Purchase Agreement; and

     A capitalization table listing the Buyers and their respective beneficial ownership interests in the Notes, the Warrants and any shares of Common Stock issued pursuant thereto.

     Please be advised that the Buyers have relied upon this instruction letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each of the Buyers is a third party beneficiary to these instructions.

     Please sign in the space provided below to evidence your acceptance and acknowledgment of your responsibilities under this letter. Please call me at
(763) 557-2222 if you require any further information. Thank you for your assistance.

                                        Very truly yours,

                                        ATS MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                            John R. Judd, Chief Financial
                                            Officer

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL
ASSOCIATION


By:
    ---------------------------------
Its:
     --------------------------------

cc: Mr. Eric Alt (w/o encl.)
Enclosures

                                    EXHIBIT G

                         FORM OF COMPANY COUNSEL OPINION

     The Company is a corporation validly existing and in good standing under the laws of the State of Minnesota, with corporate power to own its properties and conduct its business as described in the Confidential Private Placement Memorandum dated October 6, 2005, and to execute, deliver and perform its obligations under the Transaction Documents.

     The execution, delivery and performance of the Transaction Documents have been duly authorized by all requisite corporate action on the part of the Company and the Transaction Documents have been duly executed and delivered by the Company.

     The Transaction Documents constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except
(i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     The execution and delivery by the Company of the Transaction Documents do not, and the performance by the Company of its obligations under the Transaction Documents will not, violate or conflict with the articles of incorporation or bylaws of the Company or violate, breach or result in a default under any agreement or instrument to which the Company is a party or by which it is bound which would have to be filed as an exhibit to the Company's Form 10-K if the Company was filing a Form 10-K for the first time as of the date hereof (the "Listed Agreements").

     The execution and delivery by the Company of the Transaction Documents do not, and the performance by the Company of its obligations under the Transaction Documents will not, violate any judgment, order or decree known to us and applicable to the Company of any court, governmental authority or arbitrator, or violate any law of the United States, the State of New York or the State of Minnesota, any rule or regulation of any governmental authority or regulatory body of the United States, the State of New York or the State of Minnesota.

     The Notes and the Warrants have been duly authorized by all requisite corporate action on the part of the Company and, upon payment for and upon delivery of the Notes and the Warrants in accordance with the Securities Purchase Agreement, the Notes and the Warrants will be validly issued free of any preemptive rights or similar rights in the Listed Agreements.

     Except to the extent that Shareholder Approval (as defined in the Securities Purchase Agreement) may be required to authorize and reserve all of the Conversion Shares, the Conversion Shares have been duly authorized and reserved for issuance upon conversion of the Notes by all requisite corporate action on the part of the Company and, upon conversion of the Notes and delivery of the Conversion Shares in accordance with the Notes, the Conversion

Shares will be validly issued, fully paid and nonassessable and free of any preemptive rights or similar rights in the Listed Agreements.

     The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants by all requisite corporate action on the part of the Company and, upon payment of the exercise price upon exercise of the Warrants and delivery of the Warrant Shares in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid, and nonassessable and free of any preemptive rights or similar rights in the Listed Agreements.

     No order, consent, authorization or approval of any Minnesota, New York or federal governmental authority or any third party under the Listed Agreements is required to be obtained on the part of the Company for the execution and delivery of, and performance of its obligations under, the Transaction Documents except such as have been obtained and such as may be required under applicable state and federal securities laws and regulations applicable to the offer and sale of the Securities and by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

     Assuming the accuracy of your representations in Section 2 of the Securities Purchase Agreement, no registration under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act, is required for the purchase and sale of the Notes and the Warrants in the manner contemplated by the Securities Purchase Agreement and the Confidential Private Placement Memorandum.

     The SEC Documents incorporated by reference in the Confidential Private Placement Memorandum, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q, Form 8-K and Schedule 14A, except that we express no opinion concerning the financial statements and other financial or statistical information contained or incorporated by reference therein or the exhibits thereto.

                     FORM OF COMPANY COUNSEL 10B-5 STATEMENT

     In the course of acting as counsel for the Company in connection with the preparation by the Placement Agent of the Confidential Private Placement Memorandum dated October 6, 2005, we have participated in various discussions and meetings with officers and other representatives of the Company, representatives of the Company's independent registered public accounting firm, and representatives of the Placement Agent and its counsel, at which time the contents of the Confidential Private Placement Memorandum and related matters were discussed. Although we cannot guarantee the accuracy and completeness of the statements contained in the Confidential Private Placement Memorandum, during the course of the above-described procedures, nothing came to our attention that led us to believe that the Confidential Private Placement Memorandum, as of the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that we express no view with respect to the financial statements, the notes thereto and the related schedules and other financial or statistical data included in the Confidential Private Placement Memorandum).

                                   SCHEDULE A

                            COMPANY WIRE INSTRUCTIONS

Please send all wires to ATS Medical, Inc. as follows:

Bank Name and Address: Silicon Valley Bank
                       3003 Tasman Drive, HF 195
                       Santa Clara, CA 95054

Routing #: __________
Acct. #:   __________

                                  SCHEDULE 3(A)

                                  SUBSIDIARIES

*ATS Medical Sales, Inc., a Minnesota corporation

ATS Medical France, SARL, a French corporation

ATS Medical GmbH, a German corporation

The Subsidiary marked with an asterisk (*) is a Significant Subsidiary.

                                  SCHEDULE 4(P)

                     BUYERS ELECTING SECTION 4(P) TREATMENT


-    SF Capital Partners, Ltd.
-    Whitebox Convertible Arbitrage Partners, LP
-    Whitebox Intermarket Partners, LP
-    HFR RVA Combined Master Trust
-    DBZ Acquisition Partners II, LLC
-    The Northwestern Mutual Life Insurance Company
- Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio
-    Capital Ventures International
-    Smithfield Fiduciary LLC